DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. High Relative Profitability Portfolio
U.S. Vector Equity Portfolio
International High Relative Profitability Portfolio
International Vector Equity Portfolio
Emerging Markets Sustainability Core 1 Portfolio
Emerging Markets Value Portfolio

DIMENSIONAL INVESTMENT GROUP INC.
DFA International Value Portfolio
DIMENSIONAL ETF TRUST
Dimensional US Large Cap Vector ETF Dimensional US Vector Equity ETF Dimensional International Vector Equity ETF

SUPPLEMENT TO THE PROSPECTUSES
OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Prospectuses dated February 28, 2024 (and August 12, 2024, with respect to the Dimensional US Vector Equity ETF and Dimensional International Vector Equity ETF), of the portfolios listed above (collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. or Dimensional ETF Trust (collectively, the “Funds”), is to notify shareholders that the Boards of Directors/Trustees of the Funds approved reductions to the management fees and/or reduced, new or amended expense limitation amounts for the Portfolios, effective as of February 28, 2025, as described below:

I.	Effective February 28, 2025, the management fees of the Portfolios listed below are reduced as follows:

Portfolio Name	Current Investment Management Fee	Investment Management Fee as of 2/28/25
U.S. Vector Equity Portfolio	0.25%	0.20%
International Vector Equity Portfolio	0.30%	0.25%

II.	Effective February 28, 2025, the management fees and expense limitation amounts of the Portfolios listed below are reduced as follows:

Portfolio Name	Current Investment Management Fee	Investment Management Fee as of 2/28/25	Current Expense Limitation Amount	Expense Limitation Amount as of 2/28/25
Dimensional US Large Cap Vector ETF	0.19%	0.16%	0.22%	0.19%
Dimensional US Vector Equity ETF	0.25%	0.20%	0.28%	0.25%
Dimensional International Vector Equity ETF	0.30%	0.25%	0.34%	0.30%

III.	Effective February 28, 2025, the expense limitation amounts of the Portfolios listed below are reduced (or implemented) as follows:

Portfolio Name	Current Expense Limitation Amount	Expense Limitation Amount as of 2/28/25
U.S. High Relative Profitability Portfolio	0.25%	0.22%
International High Relative Profitability Portfolio	0.35%	0.29%
Emerging Markets Sustainability Core 1 Portfolio	0.65%	0.42%
Emerging Markets Value Portfolio	N/A*	0.44%*
   * The new expense limitation amount is in addition to the Portfolio’s permanent fee waiver with respect to its total management fees.

IV.
Effective February 28, 2025, the reference to the DFA International Value Portfolio is deleted from the first sentence in the last paragraph under the section “Management of the Portfolios  - Fee Waiver and Expense Assumption Agreements  - DFA International Value Portfolio” in the Prospectus, and the following is added as the new first sentence of that paragraph:

With respect to the DFA International Value Portfolio, in addition to the permanent fee waiver described above for the Portfolio, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies managed by the Advisor, except for the expenses that the Portfolio incurs indirectly through investments of securities lending cash collateral in The DFA Short Term Investment Fund and unaffiliated money market funds) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

The date of this Supplement is January 8, 2025